Joint Filer Information

Name of Joint Filer:                  HM 4-P Coinvestors, L.P.

Address of Joint Filer:               c/o Hicks, Muse, Tate & Furst Incorporated
                                      200 Crescent Court, Suite 1600
                                      Dallas, Texas 75201

Designated Filer:                     HM4-EQ Coinvestors, L.P.

Date of Event Requiring Statement:    December 10, 2012

Issuer Name and Ticker Symbol:        LIN TV Corp. (NYSE: TVL)

Signature:                            HM 4-P COINVESTORS, L.P.

                                      By:    Hicks, Muse GP Partners IV, L.P.,
                                             its general partner

                                      By:    Hicks, Muse Fund IV, LLC, its general partner

                                      By:    /s/ David W. Knickel
                                             ----------------------------------
                                             David W. Knickel
                                             Vice President and Chief Financial Officer

Joint Filer Information

Name of Joint Filer:                  HM 4-EN Coinvestors, L.P.

Address of Joint Filer:               c/o Hicks, Muse, Tate & Furst Incorporated
                                      200 Crescent Court, Suite 1600
                                      Dallas, Texas 75201

Designated Filer:                     HM4-EQ Coinvestors, L.P.

Date of Event Requiring Statement:    December 10, 2012

Issuer Name and Ticker Symbol:        LIN TV Corp. (NYSE: TVL)

Signature:                            HM 4-EN COINVESTORS, L.P.

                                      By:    Hicks, Muse GP Partners IV, L.P.,
                                             its general partner

                                      By:    Hicks, Muse Fund IV, LLC, its general partner

                                      By:    /s/ David W. Knickel
                                             ----------------------------------
                                             David W. Knickel
                                             Vice President and Chief Financial Officer

Joint Filer Information

Name of Joint Filer:                  Hicks, Muse GP Partners IV, L.P.,

Address of Joint Filer:               c/o Hicks, Muse, Tate & Furst Incorporated
                                      200 Crescent Court, Suite 1600
                                      Dallas, Texas 75201

Designated Filer:                     HM4-EQ Coinvestors, L.P.

Date of Event Requiring Statement:    December 10, 2012

Issuer Name and Ticker Symbol:        LIN TV Corp. (NYSE: TVL)

Signature:                            HICKS, MUSE GP PARTNERS IV, L.P.

                                      By:    Hicks, Muse Fund IV, LLC, its general partner

                                      By:    /s/ David W. Knickel
                                             ----------------------------------
                                             David W. Knickel
                                             Vice President and Chief Financial Officer

Joint Filer Information

Name of Joint Filer:                  Hicks, Muse Fund IV, LLC

Address of Joint Filer:               c/o Hicks, Muse, Tate & Furst Incorporated
                                      200 Crescent Court, Suite 1600
                                      Dallas, Texas 75201

Designated Filer:                     HM4-EQ Coinvestors, L.P.

Date of Event Requiring Statement:    December 10, 2012

Issuer Name and Ticker Symbol:        LIN TV Corp. (NYSE: TVL)

Signature:                            HICKS, MUSE FUND IV, LLC

                                      By:    /s/ David W. Knickel
                                             ----------------------------------
                                             David W. Knickel
                                             Vice President and Chief Financial Officer